Exhibit 99.9.1


[COMPANY LOGO OMITTED]


                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210


For Immediate Release
Wednesday, October 22, 2003


Tompkins Trustco, Inc. earns $0.75 per diluted share in third quarter.


ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported diluted earnings per share1 of $0.75 for the third quarter of 2003, unchanged from the same quarter last year. Net income of $6.2 million for the third quarter of 2003 was also approximately unchanged from the same period in 2002. For the year to date period ended September 30, 2003, diluted earnings per share were $2.21, an increase of 6.2% over the $2.08 earned during the comparable period in 2002. Net income for the year to date was $18.3 million in 2003, compared to $17.3 million in 2002.

Despite a decline in the net interest margin from the prior year, net interest income was up 2.9% for the quarter and 3.3% for the year to date. A 12.4% increase in average earnings assets between September 30, 2002, and September 30, 2003, was the primary reason the Company was able to grow net interest income during a period in which the net interest margin declined from 4.61% in the third quarter of 2002 to 4.26% in the third quarter of 2003.

At September 30, 2003, total loans were $1.0 billion, up from $950.8 million at September 30, 2002. James J. Byrnes, Chairman and Chief Executive Officer commented, "Our loan origination volume has remained strong, as our total loans have increased nearly 10%, despite $41.3 million in new loan originations that were sold in the first nine months of 2003 and $39.7 million in residential mortgage loans that were securitized in the third quarter of this year." The securitized loans were packaged into mortgage-backed securities, which are now held in the Company's available-for-sale securities portfolio.


-------------------------
(1) Share and per share data included in this press release have been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.

Deposits have been the main source of funding to support growth in earning assets. Total deposits were $1.4 million at September 30, 2003, up 6.9% from the same period in 2002. Recent additions to the Tompkins branch network have played an important role in generating new deposit funding to support earning asset growth. New offices opened since June 2002 include the LaGrange Office of Mahopac National Bank, opened in July 2002; and the Cortland and Auburn Offices of Tompkins Trust Company, opened in December 2002, and July 2003, respectively.

"Our third quarter results saw some solid trends in several key business areas, along with some unusual items that had an unfavorable impact on our operating results," Byrnes stated. "In addition to positive balance sheet growth trends, we had good growth in trust and investment services fees, service charges on deposit accounts, and insurance commissions. Negatively affecting operating results for the quarter were: a $241,000 loss on the sale of available-for-sale securities, which was part of a planned portfolio restructuring; and a $200,000 loss resulting from some fraudulent credit card transactions perpetrated against Tompkins Trust Company and several other banks." For the year to date, noninterest income of $18.8 million is up 8.2% over the same period in 2002, while noninterest expenses of $39.7 million are up 4.0% over the prior year.

Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, increased during the period to $9.6 million, compared to $7.4 million at September 2002, and $7.6 million at June 2003. Despite the recent increase, total nonperforming assets represent a relatively modest 0.53% of total assets. Mr. Byrnes remarked, "We remain committed to very high standards in credit quality and continue to monitor problem credits and portfolio trends closely. Based upon our analysis of our reserve for loan/lease losses at September 30, 2003, we believe the level of the reserve is appropriate for the current risk in the portfolio." As of September 30, 2003, the reserve represented 1.12% of total loans, and 125.37% of nonperforming loans.

Tompkins Trustco, Inc. operates 34 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

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

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Condition (Unaudited)

(In thousands, except share data)

                                                                                        As of           As of
ASSETS                                                                               09/30/2003      12/31/2002
                                                                                    ------------    ------------

Cash and noninterest bearing balances due from banks                                $     70,888    $     53,898
Interest bearing balances due from banks                                                   2,173          10,000
Federal funds sold                                                                             0             400
Available-for-sale securities, at fair value                                             569,594         493,780
Held-to-maturity securities, fair value of $43,655 at September 30, 2003,
   and $40,260 at December 31, 2002                                                       41,937          38,722
Loans and leases net of unearned income and deferred costs and fees                    1,038,193         995,346
Less: Reserve for loan/lease losses                                                       11,621          11,704
----------------------------------------------------------------------------------------------------------------
                                                                 Net Loans/Leases      1,026,572         983,642

Bank premises and equipment, net                                                          27,685          27,111
Corporate owned life insurance                                                            22,155          21,382
Goodwill                                                                                  10,761          10,684
Intangible assets                                                                          3,253           3,422
Accrued interest and other assets                                                         30,062          27,162
----------------------------------------------------------------------------------------------------------------
                                                                     Total Assets   $  1,805,080    $  1,670,203
================================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
   SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
   Interest bearing:
      Checking, savings and money market                                            $    748,956    $    710,753
      Time                                                                               378,482         379,603
   Noninterest bearing                                                                   276,795         249,929
----------------------------------------------------------------------------------------------------------------
                                                                   Total Deposits      1,404,233       1,340,285

Federal funds purchased and securities sold under agreements to repurchase               152,075          77,843
Other borrowings                                                                          72,341          81,930
Other liabilities                                                                         21,190          18,059
----------------------------------------------------------------------------------------------------------------
                                                                Total Liabilities   $  1,649,839    $  1,518,117
----------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                             1,525           1,489

Shareholders' equity:
   Common Stock - par value $.10 per share, authorized 15,000,000 shares
      Issued: 8,148,633 at September 30, 2003; and 8,211,815 at December 31, 2002            815             747
   Surplus                                                                                75,800          45,997
   Undivided profits                                                                      75,167          96,722
   Accumulated other comprehensive income                                                  2,400           7,597
   Treasury stock, at cost - 26,981 shares at September 30, 2003,
      and December 31, 2002                                                                 (466)           (466)

----------------------------------------------------------------------------------------------------------------
                                                       Total Shareholders' Equity   $    153,716    $    150,597
----------------------------------------------------------------------------------------------------------------
                Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                         and Shareholders' Equity   $  1,805,080    $  1,670,203
================================================================================================================


Share data has been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.

Tompkins Trustco, Inc. - Condensed Consolidated Statements of Income (Unaudited)

(In thousands, except per share data)                                     Three months ended             Nine months ended
                                                                      09/30/2003      09/30/2002     09/30/2003     09/30/2002
                                                                     ------------    ------------   ------------   ------------
INTEREST AND DIVIDEND INCOME
Loans                                                                $     17,342    $     17,246   $     51,338   $     50,898
Balances due from banks                                                         7              10             25             10
Federal funds sold                                                              1              63             15            164
Available-for-sale securities                                               4,870           6,116         15,503         18,278
Held-to-maturity securities                                                   374             378          1,154          1,084
-------------------------------------------------------------------------------------------------------------------------------
                                Total Interest and Dividend Income         22,594          23,813         68,035         70,434
-------------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
   Time certificates of deposits of $100,000 or more                          680             739          2,166          2,436
   Other deposits                                                           3,007           4,876         10,322         14,481
Federal funds purchased and securities sold under agreements
   to repurchase                                                              915             609          2,320          1,884
Other borrowings                                                              956           1,038          3,093          3,121
-------------------------------------------------------------------------------------------------------------------------------
                                            Total Interest Expense          5,558           7,262         17,901         21,922
-------------------------------------------------------------------------------------------------------------------------------
                                               Net Interest Income         17,036          16,551         50,134         48,512
-------------------------------------------------------------------------------------------------------------------------------
                             Less: Provision for loan/lease losses            585             686          1,723          1,497
-------------------------------------------------------------------------------------------------------------------------------
         Net Interest Income After Provision for Loan/Lease Losses         16,451          15,865         48,411         47,015
-------------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                        1,092             930          3,138          3,100
Service charges on deposit accounts                                         1,863           1,698          5,215          4,580
Insurance commissions and fees                                              1,371           1,312          3,974          3,745
Other service charges                                                       1,309           1,381          4,077          3,739
Increase in cash surrender value of corporate owned life insurance            262             348            777            948
Gains on sale of loans                                                         24             236            849            541
Other income                                                                  429             323            655            660
Net realized (loss) gain on available-for-sale securities                    (241)             74            101             54
-------------------------------------------------------------------------------------------------------------------------------
                                          Total Noninterest Income          6,109           6,302         18,786         17,367
-------------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                            5,921           5,653         17,944         16,612
Pension and other employee benefits                                         1,642           1,408          5,197          4,381
Net occupancy expense of bank premises                                        837             779          2,521          2,239
Furniture and fixture expense                                                 810             802          2,454          2,433
Amortization of intangible assets                                             170             212            544            676
Other operating expense                                                     3,878           3,943         10,999         11,780
-------------------------------------------------------------------------------------------------------------------------------
                                        Total Noninterest Expenses         13,258          12,797         39,659         38,121
-------------------------------------------------------------------------------------------------------------------------------
                     Income Before Income Tax Expense and Minority
                             Interest in Consolidated Subsidiaries          9,302           9,370         27,538         26,261
-------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                 34              34            101            101
                                                Income Tax Expense          3,092           3,128          9,187          8,825
-------------------------------------------------------------------------------------------------------------------------------
                                                        Net Income   $      6,176    $      6,208   $     18,250   $     17,335
===============================================================================================================================
Basic Earnings Per Share                                             $       0.76    $       0.76   $       2.25   $       2.13
Diluted Earnings Per Share                                           $       0.75    $       0.75   $       2.21   $       2.08
===============================================================================================================================

Per share data has been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

(In thousands, except per share data)                                       Quarter-Ended                            Year-Ended
                                                    --------------------------------------------------------------   ----------
                                                        Sep-03       Jun-03       Mar-03       Dec-02       Sep-02       Dec-02
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Period End Balance Sheet
------------------------
Securities                                          $  611,531   $  577,119   $  620,444   $  532,502   $  527,717   $  532,502
Loans and leases, net of unearned income
  and deferred costs and fees                        1,038,193    1,043,843    1,004,471      995,346      950,766      995,346
Reserve for loan/lease losses                           11,621       12,257       11,990       11,704       11,345       11,704
Total assets                                         1,805,080    1,786,238    1,763,857    1,670,203    1,639,879    1,670,203

Total deposits                                       1,404,233    1,362,279    1,355,892    1,340,285    1,313,387    1,340,285
Federal funds purchased and securities sold
  Under agreements to repurchase                       152,075      149,186      120,386       77,843       74,133       77,843
Other borrowings                                        72,341       97,567      116,790       81,930       82,076       81,930
Shareholders' Equity                                   153,716      154,307      149,659      150,597      146,553      150,597

Average Balance Sheet
---------------------
Average assets                                      $1,778,448   $1,752,059   $1,701,291   $1,665,469   $1,609,206   $1,583,503
Average equity                                         151,855      151,467      150,209      146,926      142,991      139,614

Share data (1)
--------------
Weighted average shares outstanding (basic)          8,112,827    8,108,616    8,155,253    8,156,623    8,142,575    8,150,639
Weighted average shares outstanding (diluted)        8,270,598    8,242,956    8,285,413    8,326,017    8,320,355    8,308,587
Period-end shares outstanding                        8,121,652    8,109,864    8,106,558    8,184,834    8,151,512    8,184,834
Book value per share                                $    18.93   $    19.03   $    18.46   $    18.40   $    17.98   $    18.40


Income Statement
----------------
Net interest income                                 $   17,036   $   16,553   $   16,544   $   16,628   $   16,551   $   65,141
Provision for loan/lease losses                            585          598          540          738          686        2,235
Noninterest income                                       6,109        6,553        6,125        6,338        6,302       23,704
Noninterest expense                                     13,258       13,174       13,227       14,149       12,797       52,270
Minority interest in consolidated subsidiaries              34           34           33           33           34          134
Income tax expense                                       3,092        3,111        2,984        2,467        3,128       11,292
Net income                                               6,176        6,189        5,885        5,579        6,208       22,914
Basic earnings per share (1)                        $     0.76   $     0.76   $     0.72   $     0.68   $     0.76   $     2.81
Diluted earnings per share (1)                      $     0.75   $     0.75   $     0.71   $     0.67   $     0.75   $     2.75

Asset Quality
-------------
Net charge-offs                                     $    1,221   $      331   $      254   $      379   $      396   $    1,237
  Nonaccrual loans and leases                            9,000        6,683        6,585        6,977        6,891        6,977
  Loans and leases 90 days past due and accruing            19          457          317          368           40          368
  Troubled debt restructurings not included above          250          250          252          179          180          179
Total nonperforming loans and leases                     9,269        7,390        7,154        7,524        7,111        7,524
  OREO                                                     343          235          399          279          282          279
Nonperforming assets                                     9,612        7,625        7,553        7,803        7,393        7,803

(1) Share and per share data have been retroactively adjusted to reflect a 10% stock dividend paid on August 15, 2003.

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                                            Quarter-Ended                            Year-Ended
                                                    --------------------------------------------------------------   ----------
                                                        Sep-03       Jun-03       Mar-03       Dec-02       Sep-02       Dec-02
                                                    ----------   ----------   ----------   ----------   ----------   ----------
RATIO ANALYSIS
Credit Quality
--------------
Net charge-offs/ average loans and leases*                0.46%        0.13%        0.10%        0.16%        0.17%        0.13%
Nonperforming loans and leases/loans and leases           0.89%        0.72%        0.71%        0.76%        0.75%        0.76%
Nonperforming assets/assets                               0.53%        0.43%        0.43%        0.47%        0.45%        0.47%
Reserve/ nonperforming loans loans and leases           125.37%      165.86%      167.60%      155.56%      159.54%      155.56%
Reserve/loans and leases                                  1.12%        1.17%        1.19%        1.18%        1.19%        1.18%

Capital Adequacy (period-end)
-----------------------------
Tier I capital / average assets                            8.0%         7.9%         7.9%         8.0%         8.1%         8.0%
Total capital / risk-weighted assets                      13.6%        13.5%        13.5%        13.7%        13.8%        13.7%

Profitability
-------------
Return on average assets *                                1.38%        1.42%        1.40%        1.33%        1.53%        1.45%
Return on average equity *                               16.14%       16.39%       15.89%       15.06%       17.22%       16.41%
Net interest margin (TE) *                                4.26%        4.25%        4.45%        4.48%        4.61%        4.64%

* Quarterly ratios have been annualized

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